Aytu BioScience (NASDAQ: AYTU)

Corporate Overview – December 2019

AYTU BioScience

Corporate Overview

- AYTU is a specialty pharmaceutical company commercializing best-in-class therapeutics.
- AYTU's strategy is to build a commercial portfolio of products competing in large therapeutic areas through licensing and acquisition.
- AYTU operates an efficient commercial model with a nationwide 100-person sales force leveraging co-promotion partners.

Two recent pivotal transactions that are expected to: (1) expand commercial critical mass, (2) multiply revenue run-rate, (3) accelerate time to + EBITDA

AYTU BioScience + INNOVUS PHARMA + CERECOR Commercial Rx Business

Pro-forma LTM revenue of $43M *(as of September 30, 2019)*

AYTU BioScience

5X Revenue Increase Over FY19

- **Two acquisitions result in a 484% increase in revenue as of September 30, 2019.**

Pro-Forma LTM Revenue as of September 30, 2019



$43M
CERECOR
484% increase
INNOVUS
$7.3M
AYTU
AYTU

- **Prescription Portfolio – 9 Rx products competing in large therapeutic markets**
- **Consumer Health Portfolio - >30 products competing in the $40B consumer segment**

AYTU BioScience

Commercially-Focused Management Team with a History of Growing Commercial Organizations

Josh Disbrow – Chairman & CEO

- Former VP of Commercial Operations at Arbor Pharmaceuticals where revenues grew from zero to over $127MM in < 5 years; Acquired by KKR
- Previous COO of Ampio Pharmaceuticals (NYSE: AMPE) and head of Business Unit
- Progressive commercial roles at LipoScience, Cyberonics, and GlaxoSmithKline

David Green, CPA – Chief Financial Officer

- Former CFO of Specialized Health Products International and Catheter Connections, acquired by CR Bard and Merit Medical
- Former Chief Accounting Officer of Intarcia Therapeutics
- Previous Managing Director of Duff & Phelps and Director of E&Y Capital Markets

Jarrett Disbrow – EVP, Marketing & Market Access

- Founder and original President/CEO of Arbor Pharmaceuticals where revenues grew from zero to over $127MM in <5 years; Acquired by KKR
- Former CEO of Vyrix Pharmaceuticals, a specialty pharmaceutical company focused on male sexual dysfunction
- Progressive commercial roles at Accentia Pharmaceuticals, GlaxoSmithKline

Matthew Phillips – EVP, Commercial Operations

- Former CCO of Cerecor, Inc. and President & COO of Zylera Pharmaceuticals, specialty pediatric company acquired by Cerecor
- Former Executive Director of Managed Markets and Corporate Accounts at Victory Pharmaceuticals
- Progressive commercial roles at Dura Pharmaceuticals and Eisai, Inc.

AYTU BioScience

Recent Pivotal Acquisitions

Innovus Pharmaceuticals (announced 9/12/19)
Cerecor Commercial Rx Portfolio (closed 11/1/19)

AYTU BioScience

Innovus Acquisition: Novel Consumer Health Products Competing in Large Markets - $23M in LTM Revenue

Well-positioned brands competing in the $40B consumer health market

Diabetes Care	Sexual & Urological Health	Respiratory & Allergy
DIABASENS	Zestra Essential Arousal Oils®	FlutiCare®
GlucoGorx	UriVArx®	

Products commercialized through Innovus' proprietary Beyond Human platform

BEYOND HUMAN

AYTU BioScience

Cerecor Acquisition: Established Rx Brands in Large Therapeutic Markets - $12.6M in LTM Revenue

Established pediatric and primary care brands competing in ~19$B addressable markets

Cerecor Prescription Therapeutic Portfolio

Karbinal ER
(carbinoxamine maleate)
Extended-release liquid antihistamine

AcipHex Sprinkle
rabeprazole sodium delayed release capsules, for oral use; 5mg & 10mg
Granule formulated proton pump inhibitor

CEFACLOR
For Oral Suspension, USP
250 mg/5 mL
Second-generation cephalosporin suspension

Cerecor Prescription Vitamin Portfolio

Tri-Vi-Flor®

Poly-Vi-Flor®

Fluoride-based pediatric supplements

AYTU BioScience

Diverse Portfolio Filling Unmet Needs in Large Therapeutic Categories (~$66B TAM)

TAM	AYTU Products	Addressing Everyday Conditions in Primary Care
$6.5B TAM	Natesto	Only nasally-administered testosterone
	ZolpiMist	Only oral spray sleep aid
	Tuzistra XR	Only twelve-hour codeine cough syrup
	CERC Products	**Addressing Large Pediatric Primary Care Markets**
$19B TAM	Karbinal ER	Extended-release liquid antihistamine
	AcipHex Sprinkle	Granule formulation proton pump inhibitor
	CEFACLOR	Second generation cephalosporin suspension
	Poly-Vi-Flor, Tri-Vi-Flor	7 SKU Rx fluoride-based dietary supplement line
	INNV Products (Select)	**Competing in Large OTC Categories**
$40B TAM	Novel, niche OTC medicines and supplements	FlutiCare, Zestra, UriVarx, DIABASENS

AYTU BioScience

Leveraging Cross-Selling & Co-Promotes

- **National sales footprint with 100 sales representatives, co-promote partners, cross selling opportunities and direct-to-consumer support.**

15 PCP Reps		60 Reps through Co-Promotes		25 Ped Reps
Natesto testosterone nasal gel		Natesto +20 Specialty Reps (Acerus)		Karbinal ER (carbinoxamine maleate)
ZolpiMIST (zolpidem tartrate) ORAL SPRAY	*Cross promotion to maximize rep reach & frequency*	ZolpiMIST +10 Specialty Reps (Validus)	*Cross promotion to maximize rep reach & frequency*	AcipHex Sprinkle rabeprazole sodium delayed release capsules, for oral use; 5mg & 10mg
Tuzistra XR (Codeine Polistirex and Chlorpheniramine Polistirex) EXTENDED-RELEASE ORAL SUSPENSION		Tuzistra XR +30 Reps (Poly Pharmaceuticals)		CEFACLOR For Oral Suspension, USP 250 mg/5 mL
				Poly-Vi-Flor
				Tri-Vi-Flor

BEYOND HUMAN

Innovus' Direct-to-Consumer Marketing Platform

AYTU BioScience

Natesto®: The Only FDA-Approved, Nasally-Administered Testosterone Replacement Therapy

AYTU BioScience

Natesto

Natest :The Only Nasally Delivered Low T Therapy

The Only FDA-Approved Intranasal Testosterone


Natesto

- **Fast, clean application**
- **Easy to use and convenient**
- **Rapid T_{max} < 1 hour**

No BLACK BOX Warning

- Natesto is the ***only*** topical TRT **without** a BLACK BOX warning
- All others carry a "**BLACK BOX warning**" due to the risk of transference

- **Uniquely-delivered,** patented TRT with multiple advantages over existing treatment options
- Only nasally-administered: rapid, **pulsatile** drug delivery
- Delivers the **lowest dose** among topical testosterones (5.5 mg/dose)

↓ AndroGel BLACK BOX Warning ↓

AndroGel® (testosterone gel) 1.62% for topical use CIII
Initial U.S. Approval: 1953

WARNING: SECONDARY EXPOSURE TO TESTOSTERONE

See full prescribing information for complete boxed warning.

- Virilization has been reported in children who were secondarily exposed to testosterone gel (5.2, 6.2).
- Children should avoid contact with unwashed or unclothed application sites in men using testosterone gel (2.2, 5.2).
- Healthcare providers should advise patients to strictly adhere to recommended instructions for use (2.2, 5.2, 17).

AYTU BioScience

Natesto Spermatogenesis Study Findings Drive Significant Clinical Value

*"Currently, **there are no FDA-approved therapies** to treat men with low testosterone who wish to preserve their fertility.*

About 20% of men with Low T deal with these decisions, and Natesto could be an alternative for simultaneously increasing testosterone while preserving sperm production."

Ranjith Ramasamy, MD

Director of Reproductive Urology

Miller School of Medicine

University of Miami

AYTU BioScience

Natesto Boosts Testosterone While Preserving Semen Parameters

Median testosterone levels increased significantly at 1, 3, and 6 months after treatment with Natesto.

3 months – n = 44
6 months – n = 33

$p < 0.001$



Mean Testosterone
Mean and 95% CI
800
600
400
200
0
Baseline
1 Mo.
3 Mo.
6 Mo.

Sperm concentration (RED), motility (GREEN), and total motile sperm count (BLUE) remained unchanged through 6 months of treatment with Natesto.

3 months – n = 44
6 months – n = 33

$p > 0.05$



Mean Semen Parameters
Mean and 95% CI
60
40
20
0
C Baseline
C3 Mo.
C6 Mo.
M Baseline
M3 Mo.
M6 Mo.
TMSC Baseline
TMSC 3 Mo.
TMSC 6 Mo.

Masterson T & Ramasamy et al., 2019 ASRM Conference Late-Breaking Abstract Awardee, *Sterility & Fertility*, Volume 112, Issue 3, e434 - e435

AYTU BioScience

Natesto Growth Plan Launched 12/1/19

Natesto commercial expansion through co-promote

- **Natesto sales efforts will be expanded through enhanced commercial partnership with Acerus Pharmaceuticals ("Acerus")**
  - Natesto licensor Acerus will fully fund and launch a U.S.-based specialty sales force in support of Natesto growth.
  - Expansion nearly doubles U.S. sales footprint to 60 representatives
- **Aytu continues to book all top line revenue from Natesto sales to wholesalers/retailers**
  - Aytu remains exclusive supplier in U.S.
- **All revenue milestones removed**
  - Milestone payments of up to $75M removed
- **Regulatory responsibilities and clinical trial expenses assumed by Acerus**
- **Revised, favorable new commission structure**
  - Aytu will pay Acerus commissions on sales generated through specialists' prescriptions
  - Previously paid royalties removed in favor of paying Acerus commission on Natesto revenue upside
- **Deal economics remain essentially unchanged on current level of Natesto sales; Acerus committed to minimum sales level (make whole provision)**

AYTU BioScience

AYTU Current & Pro Forma Cap Table

	Current	Estimated Pending Innovus	Post-Innovus
Total common stock	**17,981,904**	**4,000,000**	**21,981,904**
Total preferred stock, as converted	20,205,845	1,000,000	21,205,845
Total common stock equivalents	**38,187,749**	**5,000,000**	**43,187,749**
Options and warrants "nearly in the money"			
October warrants 2019 PIPE (WA $1.25)	10,000,000	-	10,000,000
October warrants 2018 (WA $1.50)	10,173,593	-	10,173,593
Armistice warrants (WA $1.00)	4,403,409	-	4,403,409
	24,577,002	-	24,577,002
Options and Warrants "out of the money"	1,884,217	-	1,884,217
Fully diluted shares outstanding	**64,648,968**	**5,000,000**	**69,648,968**

AYTU BioScience

Aytu BioScience Summary

- **Recently transformed, revenue generating specialty pharmaceutical company**
  - Doubled organic 'Aytu heritage product' revenue from FY18 to FY19
  - Innovus and Cerecor acquisitions accelerate revenue growth - >$43M LTM revenue
- **Two transformational transactions announced in past two months**
  - **INNV:** Acquisition of $23M revenue-generating company
  - **CERC:** Acquisition of ~$12.6M revenue-generating commercial business
- **Growing product portfolio addressing large markets**
  - **Aytu Rx Products (~6.5B TAM)**
  - **Innovus Consumer Products (~$40B TAM)**
  - **Cerecor Rx Products (>$19B TAM)**
- **Expanded nationwide sales force**
  - Expanded U.S.-based, specialty sales force with national footprint
  - Leveraging co-promotion partnerships to increase reach without ↑ in SG&A
  - Sales deployment in large, overlapping therapeutic areas
- **Upcoming and ongoing catalysts:**
  - Reporting combined revenue for AYTU + CERC for quarter-ending 12/31/19 – **2/2020**
  - Closing of Innovus transaction (combined LTM revenue of $31M) – **Q1 2020**
  - Reporting combined revenue for AYTU + CERC + INNV for quarter-ending 3/21/20 – **5/2020**

AYTU BioScience

Contact Information:

Josh Disbrow – Chief Executive Officer

josh.disbrow@aytubio.com

(720) 437-6520

AYTU BioScience